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                                                                 EXHIBIT 10.8(b)

                        SECOND AMENDMENT TO OFFICE LEASE
                        --------------------------------

         THIS SECOND AMENDMENT TO OFFICE LEASE ("Second Amendment"), by and between LSQ Investors, L.L.C., an Oklahoma limited liability company ("Landlord"), and Canaan Energy Corporation, an Oklahoma corporation ("Tenant"), is dated the ____ day of __________________, 2001.

                                R E C I T A L S :

     A. Landlord and Tenant heretofore entered into that certain Office Lease dated December 4, 2000 ("Original Lease"), as amended by that certain First Amendment to Office Lease dated July 18, 2001 ("First Amendment"), the Original Lease and First Amendment being hereinafter collectively referred to as the "Lease," whereby Landlord leases to Tenant approximately twenty-four thousand six hundred fifty-two (24,652) square feet of Rentable Area located on the tenth
(10th) floor ("Premises") of One Leadership Square, Oklahoma City, Oklahoma;

     B. Landlord and Tenant desire to add the Temporary Space (hereinafter defined) to the Premises upon the terms and conditions hereinafter set forth; and

     C. Landlord and Tenant therefore desire to modify the Lease by means of this Second Amendment.

         NOW, THEREFORE, for and in consideration of the Premises and the mutual covenants contained herein and in the Lease, the parties hereto do hereby covenant and agree as follows:

     1.  Defined Terms. Terms defined in the Lease and delineated herein by
         -------------
initial capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Second Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

     2.  Temporary Space Commencement Date. As used herein, the term "Temporary
         ---------------------------------
Space Commencement Date" shall mean the earlier of the date Tenant occupies the Temporary Space or October 1, 2001.

     3.  Temporary Space Term. As used herein, the term "Temporary Space Term"
         --------------------
shall mean the term for the Temporary Space (i) commencing on the Temporary Space Commencement Date, (ii) continuing for approximately three (3) full calendar months, and (iii) terminating on December 31, 2001. Notwithstanding the foregoing sentence or anything to the contrary set forth in the Lease or herein, in the event Tenant retains possession of the Temporary Space after December 31, 2001, the Temporary Space Term shall then be month-to-month, with each party having the right to terminate the Lease as it pertains to the Temporary Space by providing thirty (30) days' prior written notice to the other party; and in the event either party provides such written notice of termination, the Temporary Space Term shall terminate on the last day of the calendar month on or following (in the event the written notice of termination is given on other than the first or last day of a calendar month) the expiration of such thirty-day notice period. Any reference in the Lease to the Term of the Lease shall be deemed to also refer to and include the Temporary Space Term, except as expressly provided otherwise in the Lease or this Second Amendment.

     4.  Temporary Space. As used herein, the term "Temporary Space" shall mean
         ---------------
the space located on the third (3rd) floor of the Building which is shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Temporary
                              -----------
Space is stipulated to contain approximately 1,440 square feet of Rentable Area and 1,169 square feet of Usable Area. During the Temporary Space Term, the term "Premises" (as defined in the Lease) shall include the Temporary Space for all purposes, including, without limitation, the determination of Tenant's share of Operating Expenses and Taxes and Tenant's Rent Adjustment, and the Premises shall be comprised of only the Initial Premises, Expansion Space, and Temporary Space, and are hereby stipulated for all purposes to contain approximately 26,092 square feet of Rentable Area.

     5.  Temporary Space Base Rent. From and after the Temporary Space
         -------------------------
Commencement Date and continuing through the end of the Temporary Space Term, Section

Second Amendment to Office Lease - Page 1
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1.01(8) of the Lease shall be amended to provide that the Base Rent for the
Temporary Space shall be $1,680.00 per month, as adjusted pursuant to Article 4 of the Lease. Notwithstanding the foregoing sentence or anything to the contrary set forth in the Lease, in the event Tenant retains possession of the Temporary Space after February 28, 2002, Landlord in its sole discretion may, by providing thirty (30) days' prior written notice to Tenant, increase the Base Rent for the Temporary Space.

     6.  Expense Stop. For the Temporary Space Term, Tenant, pursuant to Article
         ------------
4 of the Lease, shall pay as an adjustment to the Base Rent for the Temporary Space an amount (per each square foot of Rentable Area in the Temporary Space) equal to the Excess from time to time of Operating Expenses and Taxes (as defined in the Original Lease) per square foot of Rentable Area of the Real Property over the sum of the Operating Expenses and Taxes (as defined in the Original Lease) per square foot of Rentable Area of the Real Property for the calendar year 2001.

     7.  Brokerage Fees and Commissions. Tenant represents that it has dealt
         ------------------------------
with no broker, agent, or other person in connection with this Second Amendment, except Price Edwards & Company representing Tenant and Landlord, and that no other broker, agent, or other person brought about this Second Amendment, and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, losses, costs, or expenses (including attorney's fees and expenses) by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to the transaction contemplated by this Second Amendment, except Price Edwards & Company representing Tenant and Landlord. Landlord shall be responsible for the payment of all commissions to the broker(s), if any, specified in this paragraph
7. The provisions of this paragraph 7 shall survive the expiration of the Temporary Space Term or any renewal or extension thereof.

     8.  Tenant Estoppel. Tenant hereby: (a) confirms and ratifies the Lease, as
         ---------------
amended hereby; (b) accepts the Temporary Space in its "As-Is" condition without benefit of further improvements and without warranty of suitability or fitness for a particular purpose; and (c) acknowledges that Landlord is not in default under the Lease as of the date this Second Amendment is executed by Tenant.

     9.  Effect of Second Amendment. Except as expressly amended by the
         --------------------------
provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this Second Amendment. This Second Amendment, the Original Lease, and the First Amendment are hereafter collectively referred to as the "Lease" and shall be construed as one instrument.

NOTICE OF  INDEMNIFICATION:  THE PARTIES TO THIS SECOND  AMENDMENT  HEREBY
--------------------------
ACKNOWLEDGE AND AGREE THAT THIS SECOND AMENDMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment in multiple counterparts as of the last day and year written below.

                                   LSQ Investors, L.L.C., an Oklahoma limited liability company


                                   By:
                                      ------------------------------------------
                                          Clayton I. Bennett, Manager

                                   Date:
                                        ----------------------------------------

                                   By:
                                      ------------------------------------------
                                          John T. Perri, Manager

                                   Date:
                                        ----------------------------------------

                                  ("Landlord")

Second Amendment to Office Lease - Page 2
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                              Canaan Energy Corporation, an Oklahoma corporation

                              By:
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------

                              Title:
                                    --------------------------------------------

                              Date:
                                   ---------------------------------------------

                              ("Tenant")


Second Amendment to Office Lease - Page 3
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                                   EXHIBIT "B"
                                   -----------

                                       TO

                        SECOND AMENDMENT TO OFFICE LEASE
                         BETWEEN LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                             PLAN OF TEMPORARY SPACE
                             -----------------------


Second Amendment to Office Lease - Page 4
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